Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of December 31, 2007

ASSURANT, INC. AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

AS OF DECEMBER 31, 2007

INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

SEGMENTED CONDENSED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	15

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	16

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS (unaudited)	17

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S & P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $25 billion in assets and $7 billion in annual revenue. Assurant has more than 13,000 employees worldwide and is headquartered in New York's financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, including, but not limited to our 10-K, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
($ in thousands, except shares and per share amounts)	2007	2006	2007	2006
Net operating income (1)	$154,376	$136,158	$694,188	$602,678

Net realized (losses) gains on investments	(33,558)	75,868	(40,442)	72,712

Assurant Solutions legal settlement	—	40,481	—	40,481

Net income before cumulative effect of change in accounting principle	120,818	252,507	653,746	715,871

Cumulative effect of change in accounting principle	—	—	—	1,547

Net income	$120,818	$252,507	$653,746	$717,418

Total revenues	$2,183,333	$2,207,633	$8,453,515	$8,070,584

PER SHARE AND SHARE DATA:

Basic earnings per common share
Net operating income	$1.31	$1.11	$5.80	$4.75
Net income before cumulative effect of change in accounting principle	$1.03	$2.05	$5.46	$5.65
Net income	$1.03	$2.05	$5.46	$5.66
Weighted average common shares outstanding - basic	117,758,560	123,194,025	119,737,556	126,846,990

Diluted earnings per common share
Net operating income	$1.29	$1.08	$5.72	$4.68
Net income before cumulative effect of change in accounting principle	$1.01	$2.01	$5.38	$5.56
Net income	$1.01	$2.01	$5.38	$5.57
Weighted average common shares outstanding - diluted	119,386,294	125,523,608	121,436,693	128,812,813

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of December 31, 2007	As of December 31, 2006
Total assets	$26,750,316	$25,165,148

Total stockholders' equity	$4,088,903	$3,832,597

Total stockholders' equity (excluding AOCI)	$4,034,992	$3,744,533

Basic book value per share	$34.71	$31.26
Basic book value per share (excluding AOCI)	$34.25	$30.54
Shares outstanding for basic book value per share calculation	117,808,007	122,618,317

Diluted book value per share	$34.19	$30.68
Diluted book value per share (excluding AOCI)	$33.73	$29.97
Shares outstanding for diluted book value per share calculation	119,609,423	124,926,639

Debt to total capital ratio (excluding AOCI)	19.7%	21.0%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

At December 31, 2007 and December 31, 2006

(Unaudited)

	At December 31, 2007
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,691,655	$2,237,372	$1,113,771	$2,564,741	$944,576	$14,552,115
Reinsurance recoverables	687,441	277,395	5,036	17,584	2,916,892	3,904,348
Deferred acquisition costs	2,658,207	178,398	34,175	24,565	—	2,895,345
Goodwill	—	—	—	—	832,656	832,656
Assets held in separate accounts	255,341	—	—	—	2,887,947	3,143,288
Other assets	644,132	263,249	83,609	200,808	230,766	1,422,564

Total assets	11,936,776	2,956,414	1,236,591	2,807,698	7,812,837	26,750,316

Liabilities
Policyholder benefits and claims payable	4,676,416	314,062	500,126	1,842,861	3,159,115	10,492,580
Unearned premiums	4,171,003	1,052,326	128,756	14,259	44,365	5,410,709
Debt	—	—	—	—	971,863	971,863
Mandatorily redeemable preferred stock	—	—	—	—	21,160	21,160
Liabilities related to separate accounts	255,341	—	—	—	2,887,947	3,143,288
Accounts payable and other liabilities	1,238,933	431,952	196,812	345,220	408,896	2,621,813

Total liabilities	10,341,693	1,798,340	825,694	2,202,340	7,493,346	22,661,413
Stockholders' equity
Equity, excluding accumulated other comprehensive loss	1,595,083	1,158,074	410,897	605,358	265,580	4,034,992
Accumulated other comprehensive loss	—	—	—	—	53,911	53,911

Total stockholders' equity	1,595,083	1,158,074	410,897	605,358	319,491	4,088,903

Total liabilities and stockholders' equity	$11,936,776	$2,956,414	$1,236,591	$2,807,698	$7,812,837	$26,750,316

	At December 31, 2006
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$6,875,585	$1,473,357	$1,150,679	$2,569,710	$1,347,486	$13,416,817
Reinsurance recoverables	721,134	290,653	5,239	22,872	2,875,074	3,914,972
Deferred acquisition costs	2,168,708	148,635	53,059	27,504	—	2,397,906
Goodwill	—	—	—	—	790,519	790,519
Assets held in separate accounts	255,784	—	—	—	3,042,759	3,298,543
Other assets	615,941	277,028	69,131	186,251	198,040	1,346,391

Total assets	10,637,152	2,189,673	1,278,108	2,806,337	8,253,878	25,165,148

Liabilities
Policyholder benefits and claims payable	4,253,205	278,664	556,726	1,841,366	3,153,252	10,083,213
Unearned premiums	3,431,658	820,533	119,934	12,694	45,074	4,429,893
Debt	—	—	—	—	971,774	971,774
Mandatorily redeemable preferred stock	—	—	—	—	22,160	22,160
Liabilities related to separate accounts	255,784	—	—	—	3,042,759	3,298,543
Accounts payable and other liabilities	1,131,710	337,563	184,683	336,665	536,347	2,526,968

Total liabilities	9,072,357	1,436,760	861,343	2,190,725	7,771,366	21,332,551
Stockholders' equity
Equity, excluding accumulated other comprehensive income	1,564,795	752,913	416,765	615,612	394,448	3,744,533
Accumulated other comprehensive income	—	—	—	—	88,064	88,064

Total stockholders' equity	1,564,795	752,913	416,765	615,612	482,512	3,832,597

Total liabilities and stockholders' equity	$10,637,152	$2,189,673	$1,278,108	$2,806,337	$8,253,878	$25,165,148

(1)	Corporate and Other segment includes Accumulated Other Comprehensive Income (Loss), Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.'s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands, net of tax)	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2007	December 31, 2006
Assurant Solutions	$32,265	$37,377	$30,210	$44,069	$39,810	$41,707	$37,148	$39,747	$143,921	$158,412
Assurant Specialty Property	99,917	114,682	90,207	74,434	63,956	53,445	59,276	64,444	379,240	241,121
Assurant Health	38,016	39,365	33,838	40,524	36,960	44,847	41,016	45,096	151,743	167,919
Assurant Employee Benefits	16,197	20,392	21,475	28,957	19,428	24,400	20,590	19,185	87,021	83,603
Corporate and other	(27,437)	(11,583)	(2,862)	(7,632)	(19,908)	(7,535)	(4,930)	(439)	(49,514)	(32,812)
Amortization of deferred gains on disposal of businesses	5,360	5,394	5,360	5,427	5,861	6,128	6,514	5,741	21,541	24,244
Interest expense	(9,942)	(9,937)	(9,942)	(9,943)	(9,949)	(9,950)	(9,955)	(9,955)	(39,764)	(39,809)

Net operating income	154,376	195,690	168,286	175,836	136,158	153,042	149,659	163,819	694,188	602,678
Adjustments:
Net realized (losses) gains on investments	(33,558)	(8,499)	(2,006)	3,621	75,868	(1,739)	1,477	(2,894)	(40,442)	72,712
Assurant Solutions legal settlement	—	—	—	—	40,481	—	—	—	—	40,481

Net income before cumulative effect of change in accounting principle	120,818	187,191	166,280	179,457	252,507	151,303	151,136	160,925	653,746	715,871
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	1,547	—	1,547

Net income	$120,818	$187,191	$166,280	$179,457	$252,507	$151,303	$151,136	$162,472	$653,746	$717,418

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2007	December 31, 2006
Revenues:
Net earned premiums and other considerations	$1,956,146	$1,893,388	$1,798,687	$1,759,509	$1,768,160	$1,717,640	$1,685,322	$1,672,653	$7,407,730	$6,843,775
Net investment income	197,826	194,049	190,302	216,896	183,014	180,672	180,438	192,562	799,073	736,686
Net realized (losses) gains on investments	(51,628)	(13,076)	(3,086)	5,570	116,720	(2,675)	2,272	(4,452)	(62,220)	111,865
Amortization of deferred gains on disposal of businesses	8,246	8,298	8,246	8,349	9,017	9,428	10,022	8,833	33,139	37,300
Fees and other income*	72,743	65,533	70,578	66,939	130,722	79,014	71,036	60,186	275,793	340,958

	2,183,333	2,148,192	2,064,727	2,057,263	2,207,633	1,984,079	1,949,090	1,929,782	8,453,515	8,070,584

Benefits, losses and expenses:
Policyholder benefits	985,591	935,545	902,053	889,522	885,653	887,513	873,458	888,897	3,712,711	3,535,521
Selling, underwriting, general and administrative expenses	985,543	913,214	894,904	874,926	916,492	850,218	828,154	783,214	3,668,587	3,378,078
Interest expense	15,296	15,288	15,296	15,297	15,306	15,307	15,315	15,315	61,177	61,243

	1,986,430	1,864,047	1,812,253	1,779,745	1,817,451	1,753,038	1,716,927	1,687,426	7,442,475	6,974,842

Income before provision for income taxes and cumulative effect of change in accounting principle	196,903	284,145	252,474	277,518	390,182	231,041	232,163	242,356	1,011,040	1,095,742
Provision for income taxes	76,085	96,954	86,194	98,061	137,675	79,738	81,027	81,431	357,294	379,871

Net income before cumulative effect of change in accounting principle	120,818	187,191	166,280	179,457	252,507	151,303	151,136	160,925	653,746	715,871
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	1,547	—	1,547

Net income	$120,818	$187,191	$166,280	$179,457	$252,507	$151,303	$151,136	$162,472	$653,746	$717,418

Share repurchase program:
Shares repurchased	—	2,283,100	1,984,400	1,421,833	1,826,416	3,081,000	2,140,000	1,416,800	5,689,333	8,464,216
Average repurchase price per share	$—	$52.07	$58.56	$54.48	$54.45	$50.34	$48.43	$45.17	$54.94	$49.88
Repurchase price	$—	$118,887	$116,216	$77,460	$99,444	$155,109	$103,630	$64,001	$312,563	$422,184

AIZ Closing stock price (NYSE)	$66.90	$53.50	$58.92	$53.63	$55.25	$53.41	$48.40	$49.25	$66.90	$55.25

Investment yield (1)	5.70%	5.73%	5.69%	5.66%	5.73%	5.66%	5.83%	5.75%	5.69%	5.67%

Investment income from real estate joint venture partnerships	$127	$534	$2,972	$33,540	$614	$3,229	$—	$14,735	$37,173	$18,578

(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
*	The three months and year ended December 31, 2006 includes $62,278 related to a legal settlement in Assurant Solutions. See page 7.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2007	December 31, 2006
Revenues:
Net earned premiums and other considerations	$678,844	$649,915	$618,675	$583,011	$617,798	$591,237	$592,182	$570,388	$2,530,445	$2,371,605
Net investment income	108,899	105,631	100,784	112,017	99,852	96,625	98,951	97,082	427,331	392,510
Fees and other income*	43,580	36,623	40,957	38,051	38,516	47,262	39,525	34,170	159,211	159,473

	831,323	792,169	760,416	733,079	756,166	735,124	730,658	701,640	3,116,987	2,923,588

Benefits, losses and expenses:
Policyholder benefits	287,232	284,755	258,527	243,344	252,296	250,886	247,208	248,380	1,073,858	998,770
Selling, underwriting, general and administrative expenses	496,414	451,510	455,140	427,645	446,185	424,284	424,429	394,878	1,830,709	1,689,776

	783,646	736,265	713,667	670,989	698,481	675,170	671,637	643,258	2,904,567	2,688,546

Income before provision for income taxes	47,677	55,904	46,749	62,090	57,685	59,954	59,021	58,382	212,420	235,042
Provision for income taxes*	15,412	18,527	16,539	18,021	17,875	18,247	21,873	18,635	68,499	76,630

Net operating income*	$32,265	$37,377	$30,210	$44,069	$39,810	$41,707	$37,148	$39,747	$143,921	$158,412

Net earned premiums and other considerations:
Domestic:
Credit	$70,563	$75,638	$76,109	$80,921	$86,185	$88,470	$98,206	$95,851	$303,231	$368,712
Service contracts	322,092	292,762	280,274	261,863	278,691	255,962	256,135	249,982	1,156,991	1,040,770
Other	16,007	14,496	15,517	16,689	19,791	18,034	19,759	23,699	62,709	81,283

Total Domestic	408,662	382,896	371,900	359,473	384,667	362,466	374,100	369,532	1,522,931	1,490,765

International:
Credit	88,988	98,431	92,413	96,877	104,288	104,372	97,612	88,210	376,709	394,482
Service contracts	79,982	64,561	62,543	42,717	41,449	18,868	24,416	14,761	249,803	99,494
Other	11,598	8,307	10,260	8,979	15,158	24,327	13,311	13,933	39,144	66,729

Total International	180,568	171,299	165,216	148,573	160,895	147,567	135,339	116,904	665,656	560,705

Preneed	89,614	95,720	81,559	74,965	72,236	81,204	82,743	83,952	341,858	320,135

Total	$678,844	$649,915	$618,675	$583,011	$617,798	$591,237	$592,182	$570,388	$2,530,445	$2,371,605

Fee income:
Domestic:
Debt protection	$7,459	$7,415	$7,469	$8,750	$13,523	$13,698	$13,750	$13,082	$31,093	$54,053
Service contracts	19,963	16,679	17,190	16,877	15,872	23,556	14,432	12,567	70,709	66,427
Other	7,021	6,320	5,205	6,493	4,092	4,884	4,796	4,022	25,039	17,794

Total Domestic	34,443	30,414	29,864	32,120	33,487	42,138	32,978	29,671	126,841	138,274

International	8,113	5,179	4,384	4,492	4,433	4,069	4,165	4,276	22,168	16,943
Preneed	1,025	1,030	6,709	1,439	596	1,055	2,382	223	10,203	4,256

Total	$43,581	$36,623	$40,957	$38,051	$38,516	$47,262	$39,525	$34,170	$159,212	$159,473

*	For supplemental purposes, segment net operating income for the three months and year ended December 31, 2006 excludes $62,278 of fees and other income and related tax expense of $21,797 resulting from a third-party legal settlement. These amounts are included in the Consolidated Statements of Operations for the three months and year ended December 31, 2006 in this disclosure (see Page 5). In compliance with GAAP and SEC reporting requirements, the impact of this legal settlement is included in the Assurant Solutions segment statements of operations in Assurant, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the SEC.

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2007	December 31, 2006
Gross written premiums:
Domestic:
Credit	$159,259	$168,135	$167,738	$161,843	$179,255	$184,120	$182,489	$168,927	$656,975	$714,791
Service contracts	491,036	434,465	448,143	454,404	468,820	398,170	378,636	354,962	1,828,048	1,600,588
Other	19,773	22,353	22,014	20,865	26,905	25,851	24,335	31,478	85,005	108,569

Total Domestic	670,068	624,953	637,895	637,112	674,980	608,141	585,460	555,367	2,570,028	2,423,948

International:
Credit	221,181	219,945	201,353	191,415	184,448	175,417	159,208	161,024	833,894	680,097
Service contracts	137,385	118,754	86,948	79,582	112,893	91,407	71,330	66,256	422,669	341,886
Other	11,059	11,176	13,933	10,422	10,048	11,353	11,817	11,437	46,590	44,655

Total International	369,625	349,875	302,234	281,419	307,389	278,177	242,355	238,717	1,303,153	1,066,638

Total	$1,039,693	$974,828	$940,129	$918,531	$982,369	$886,318	$827,815	$794,084	$3,873,181	$3,490,586

Preneed (face sales)	$100,031	$107,341	$102,360	$86,058	$84,246	$105,031	$120,545	$123,688	$395,790	$433,510

Combined ratios (a):
Domestic	101.9%	100.9%	100.8%	100.9%	100.1%	98.4%	99.1%	100.0%	101.1%	99.4%
International	106.1%	102.3%	109.7%	102.1%	99.3%	101.7%	100.0%	95.2%	105.1%	99.2%

Preneed yield (1)	6.30%	6.50%	6.27%	6.29%	6.36%	6.21%	6.35%	6.32%	6.32%	6.42%
Preneed average invested assets	$3,986,933	$3,832,047	$3,650,784	$3,600,420	$3,600,069	$3,644,564	$3,565,666	$3,468,298	$3,767,556	$3,509,475

Investment yield (1)	5.83%	5.84%	5.83%	5.80%	5.93%	5.67%	5.94%	5.77%	5.80%	5.84%

Investment income from real estate joint venture partnerships	$44	$187	$1,045	$14,448	$276	$1,453	$—	$2,506	$15,724	$4,235

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2007	2007	2007	2007	2006	2006	2006	2006	2007	2006
Revenues:
Net earned premiums and other considerations	$476,400	$445,211	$393,614	$367,041	$350,946	$313,644	$290,972	$252,749	$1,682,266	$1,208,311
Net investment income	28,812	25,862	23,667	21,869	20,204	19,584	17,923	16,790	100,210	74,501
Fees and other income	13,943	12,063	12,654	12,596	13,050	13,329	13,587	9,458	51,256	49,424

	519,155	483,136	429,935	401,506	384,200	346,557	322,482	278,997	1,833,732	1,332,236

Benefits, losses and expenses:
Policyholder benefits	171,866	129,354	130,866	116,787	112,409	115,379	110,474	70,459	548,873	408,721
Selling, underwriting, general and administrative expenses	194,129	177,738	159,292	170,799	173,454	148,540	122,369	109,089	701,958	553,452

	365,995	307,092	290,158	287,586	285,863	263,919	232,843	179,548	1,250,831	962,173

Income before provision for income taxes	153,160	176,044	139,777	113,920	98,337	82,638	89,639	99,449	582,901	370,063
Provision for income taxes	53,243	61,362	49,570	39,486	34,381	29,193	30,363	35,005	203,661	128,942

Net operating income	$99,917	$114,682	$90,207	$74,434	$63,956	$53,445	$59,276	$64,444	$379,240	$241,121

Net earned premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$342,931	$317,607	$276,663	$250,889	$233,181	$198,733	$178,363	$142,892	$1,188,090	$753,169
Manufactured Housing (Creditor Placed & Voluntary)	53,850	54,132	50,452	50,670	51,774	52,535	54,184	55,968	209,104	214,461
Other	79,619	73,472	66,499	65,482	65,991	62,376	58,425	53,889	285,072	240,681

Total	$476,400	$445,211	$393,614	$367,041	$350,946	$313,644	$290,972	$252,749	$1,682,266	$1,208,311

Gross written premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$462,730	$420,184	$380,099	$319,053	$330,882	$271,632	$247,538	$184,096	$1,582,066	$1,034,148
Manufactured Housing (Creditor Placed & Voluntary)	79,193	77,885	77,042	67,785	73,590	82,401	80,981	69,610	301,905	306,582
Other	146,182	156,235	150,435	112,322	121,711	130,820	127,555	101,386	565,174	481,472

Total	$688,105	$654,304	$607,576	$499,160	$526,183	$484,853	$456,074	$355,092	$2,449,145	$1,822,202

Ratios:
Loss ratio (a)	36.1%	29.1%	33.2%	31.8%	32.0%	36.8%	38.0%	27.9%	32.6%	33.8%
Expense ratio (b)	39.6%	38.9%	39.2%	45.0%	47.7%	45.4%	40.2%	41.6%	40.5%	44.0%
Combined ratio (c)	74.6%	67.2%	71.4%	75.8%	78.5%	80.7%	76.5%	68.5%	72.2%	76.5%

Investment yield (1)	5.58%	5.46%	5.28%	5.51%	5.54%	5.62%	5.70%	5.82%	5.57%	5.73%

Investment income from real estate joint venture partnerships	$13	$53	$297	$159	$—	$—	$—	$—	$522	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2007	2007	2007	2007	2006	2006	2006	2006	2007	2006
Revenues:
Net earned premiums and other considerations	$509,327	$514,233	$513,936	$512,784	$519,438	$521,527	$519,587	$523,405	$2,050,280	$2,083,957
Net investment income	15,321	15,753	16,290	19,270	16,415	17,689	17,110	24,001	66,634	75,215
Fees and other income	9,762	10,688	10,445	9,688	10,549	11,035	10,250	9,726	40,583	41,560

	534,410	540,674	540,671	541,742	546,402	550,251	546,947	557,132	2,157,497	2,200,732

Benefits, losses and expenses:
Policyholder benefits	321,851	326,479	329,327	317,784	328,769	325,325	321,322	325,401	1,295,441	1,300,817
Selling, underwriting, general and administrative expenses	152,922	153,928	159,088	161,410	160,411	155,186	163,019	162,712	627,348	641,328

	474,773	480,407	488,415	479,194	489,180	480,511	484,341	488,113	1,922,789	1,942,145

Income before provision for income taxes	59,637	60,267	52,256	62,548	57,222	69,740	62,606	69,019	234,708	258,587
Provision for income taxes	21,621	20,902	18,418	22,024	20,262	24,893	21,590	23,923	82,965	90,668

Net operating income	$38,016	$39,365	$33,838	$40,524	$36,960	$44,847	$41,016	$45,096	$151,743	$167,919

Net earned premiums and other considerations:
Individual:
Individual medical	$324,727	$323,490	$320,442	$314,662	$310,826	$305,246	$300,267	$297,338	$1,283,321	$1,213,677
Short-term medical	24,441	26,336	23,499	22,561	24,125	26,839	25,489	25,001	96,837	101,454

Subtotal	349,168	349,826	343,941	337,223	334,951	332,085	325,756	322,339	1,380,158	1,315,131
Small employer group	160,159	164,407	169,995	175,561	184,487	189,442	193,831	201,066	670,122	768,826

Total	$509,327	$514,233	$513,936	$512,784	$519,438	$521,527	$519,587	$523,405	$2,050,280	$2,083,957

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2007	2007	2007	2007	2006	2006	2006	2006	2007	2006
Sales (annualized issued premiums):
Individual:
Individual medical	$67,680	$85,089	$100,468	$99,614	$88,154	$90,271	$76,616	$76,192	$352,851	$331,233
Short-term medical	30,219	35,285	33,606	31,939	29,078	34,841	33,612	35,014	131,049	132,545

Subtotal	97,899	120,374	134,074	131,553	117,232	125,112	110,228	111,206	483,900	463,778
Small employer group	27,345	27,414	28,307	29,520	28,652	33,336	32,527	34,573	112,586	129,088

Total	$125,244	$147,788	$162,381	$161,073	$145,884	$158,448	$142,755	$145,779	$596,486	$592,866

Membership by product line:
Individual:
Individual medical	619	638	650	641	641	639	632	636	619	641
Short-term medical	87	101	99	85	87	99	105	100	87	87

Subtotal	706	739	749	726	728	738	737	736	706	728
Small employer group	165	171	181	191	207	216	226	239	165	207

Total	871	910	930	917	935	954	963	975	871	935

Ratios:
Loss ratio (a)	63.2%	63.5%	64.1%	62.0%	63.3%	62.4%	61.8%	62.2%	63.2%	62.4%
Expense ratio (b)	29.5%	29.3%	30.3%	30.9%	30.3%	29.1%	30.8%	30.5%	30.0%	30.2%
Combined ratio (c)	91.5%	91.5%	93.1%	91.7%	92.3%	90.2%	91.4%	91.6%	92.0%	91.4%

Investment yield (1)	5.79%	5.93%	5.84%	5.70%	5.69%	5.76%	5.83%	5.70%	5.81%	5.91%

Investment income from real estate joint venture partnerships	$25	$107	$590	$3,535	$123	$646	$—	$7,372	$4,257	$8,141

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2007	2007	2007	2007	2006	2006	2006	2006	2007	2006
Revenues:
Net earned premiums and other considerations	$291,575	$284,029	$272,462	$296,673	$279,978	$291,232	$282,581	$326,111	$1,144,739	$1,179,902
Net investment income	37,614	38,046	39,408	51,887	39,049	39,893	38,744	40,839	166,955	158,525
Fees and other income	5,301	6,040	6,379	6,277	6,477	6,685	7,547	6,832	23,997	27,541

	334,490	328,115	318,249	354,837	325,504	337,810	328,872	373,782	1,335,691	1,365,968

Benefits, losses and expenses:
Policyholder benefits	200,673	194,957	183,333	211,607	192,179	195,923	194,449	244,657	790,570	827,208
Selling, underwriting, general and administrative expenses	108,847	101,978	102,090	98,953	103,447	104,530	102,573	99,896	411,868	410,446

	309,520	296,935	285,423	310,560	295,626	300,453	297,022	344,553	1,202,438	1,237,654

Income before provision for income taxes	24,970	31,180	32,826	44,277	29,878	37,357	31,850	29,229	133,253	128,314
Provision for income taxes	8,773	10,788	11,351	15,320	10,450	12,957	11,260	10,044	46,232	44,711

Net operating income	$16,197	$20,392	$21,475	$28,957	$19,428	$24,400	$20,590	$19,185	$87,021	$83,603

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$104,938	$103,770	$102,567	$101,535	$104,448	$104,367	$108,010	$111,393	$412,810	$428,218
Group disability single premiums for closed blocks	14,326	12,283	—	22,847	—	12,393	—	33,920	49,456	46,313
All other group disability	118,858	114,904	115,539	118,189	119,812	119,679	119,847	121,586	467,490	480,924
Group life	53,453	53,072	54,356	54,102	55,718	54,793	54,724	59,212	214,983	224,447

Total	$291,575	$284,029	$272,462	$296,673	$279,978	$291,232	$282,581	$326,111	$1,144,739	$1,179,902

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2007	2007	2007	2007	2006	2006	2006	2006	2007	2006
Sales:
Group dental	$16,969	$26,780	$19,747	$42,212	$17,119	$20,678	$12,843	$26,979	$105,708	$77,619
Group disability	10,984	12,314	14,121	20,394	11,126	12,362	10,022	13,633	57,813	47,143
Group life	6,069	6,210	7,051	11,875	5,859	6,954	5,344	6,681	31,205	24,838

Total	$34,022	$45,304	$40,919	$74,481	$34,104	$39,994	$28,209	$47,293	$194,726	$149,600

Ratios:
Loss ratio (a)	68.8%	68.6%	67.3%	71.3%	68.6%	67.3%	68.8%	75.0%	69.1%	70.1%
Expense ratio (b)	36.7%	35.2%	36.6%	32.7%	36.1%	35.1%	35.4%	30.0%	35.2%	34.0%

Investment yield (1)	6.16%	6.19%	6.21%	6.09%	6.32%	6.25%	6.17%	6.47%	6.17%	6.31%

Investment income from real estate joint venture partnerships	$45	$187	$1,040	$14,164	$215	$1,130	$—	$—	$15,436	$1,345

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2007	2007	2007	2007	2006	2006	2006	2006	2007	2006
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	7,180	8,757	10,153	11,853	7,494	6,881	7,710	13,850	37,943	35,935
Net realized (losses) gains on investments	(51,628)	(13,076)	(3,086)	5,570	116,720	(2,675)	2,272	(4,452)	(62,220)	111,865
Amortization of deferred gains on disposal of businesses	8,246	8,298	8,246	8,349	9,017	9,428	10,022	8,833	33,139	37,300
Fees and other income	157	119	143	327	(148)	703	127	—	746	682

	(36,045)	4,098	15,456	26,099	133,083	14,337	20,131	18,231	9,608	185,782

Benefits, losses and expenses:
Policyholder benefits	3,969	—	—	—	—	—	5	—	3,969	5
Selling, underwriting, general and administrative expenses	33,231	28,060	19,294	16,119	32,995	17,678	15,764	16,639	96,704	83,076
Interest expense	15,296	15,288	15,296	15,297	15,306	15,307	15,315	15,315	61,177	61,243

	52,496	43,348	34,590	31,416	48,301	32,985	31,084	31,954	161,850	144,324

(Loss) income before provision for income taxes and cumulative effect of change in accounting principle	(88,541)	(39,250)	(19,134)	(5,317)	84,782	(18,648)	(10,953)	(13,723)	(152,242)	41,458
Provision for income taxes	(22,964)	(14,625)	(9,684)	3,210	32,910	(5,552)	(4,059)	(6,176)	(44,063)	17,123

Net operating (loss) income before cumulative effect of change in accounting principle	(65,577)	(24,625)	(9,450)	(8,527)	51,872	(13,096)	(6,894)	(7,547)	(108,179)	24,335
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	1,547	—	1,547

Net operating (loss) income	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$51,872	$(13,096)	$(6,894)	$(6,000)	$(108,179)	$25,882

Investment income from real estate joint venture partnerships	$—	$—	$—	$1,234	$—	$—	$—	$4,857	$1,234	$4,857

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net Operating Income	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$51,872	$(13,096)	$(6,894)	$(6,000)	$(108,179)	$25,882
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(5,360)	(5,394)	(5,360)	(5,427)	(5,861)	(6,128)	(6,514)	(5,741)	(21,541)	(24,244)
Interest expense	9,942	9,937	9,942	9,943	9,949	9,950	9,955	9,955	39,764	39,809
Net realized losses (gains) on investments	33,558	8,499	2,006	(3,621)	(75,868)	1,739	(1,477)	2,894	40,442	(72,712)
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	(1,547)	—	(1,547)
Corporate and other per Reconciliation of Net Operating

Income to Net Income (page 5)	$(27,437)	$(11,583)	$(2,862)	$(7,632)	$(19,908)	$(7,535)	$(4,930)	$(439)	$(49,514)	$(32,812)

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

	As of		As of
	December 31,		December 31,
($ in thousands)	2007		2006
Investments by Type
Fixed maturities: available for sale, at fair value	$10,126,415		$9,118,049
Equity securities: available for sale, at fair value
Preferred stocks	613,525		740,603
Common stocks	22,476		1,036
Commercial mortgage loans on real estate, at amortized cost	1,433,626		1,266,158
Policy loans	57,107		58,733
Cash and short-term investments	1,215,842		1,301,786
Collateral held under securities lending	541,650		365,958
Other investments	541,474		564,494

Total	$14,552,115		$13,416,817

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,917,249	69%	$6,127,830	67%
Baa	2,570,640	25%	2,386,317	26%
Ba	492,822	5%	479,037	5%
B and lower	145,704	1%	124,865	2%

Total	$10,126,415	100%	$9,118,049	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$297,278	3%	$327,463	3%
State, municipalities and political subdivisions	646,549	6%	236,429	3%
Foreign government	704,246	7%	652,662	7%
Public utilities	1,173,747	12%	1,104,167	12%
Mortgage backed securities	1,020,614	10%	1,206,597	14%
All other corporate bonds	6,283,981	62%	5,590,731	61%

Total	$10,126,415	100%	$9,118,049	100%

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended December 31, 2007			For the Three Months Ended December 31, 2006			For the Year Ended December 31, 2007			For the Year Ended December 31, 2006
($ in thousands)	Yield	Investment Income	Realized Gain (Loss)	Yield	Investment Income	Realized Gain (Loss)	Yield	Investment Income	Realized Gain (Loss)	Yield	Investment Income	Realized Gain (Loss)
Fixed maturities: available for sale, at fair value	5.99%	$148,887	$(30,357)	5.82%	$130,748	$4,485	5.96%	$564,369	$(45,587)	5.84%	$517,744	$(147)
Equity securities: available for sale, at fair value	6.28%	11,299	(21,154)	6.56%	12,247	(1,164)	6.46%	47,264	(27,248)	6.65%	49,779	(3,742)
Commercial mortgage loans on real estate, at amortized cost	6.79%	24,112	(532)	7.34%	23,200	15,581	6.79%	91,702	(532)	7.23%	90,000	15,177
Policy loans	7.78%	1,117	—	7.75%	1,137	—	6.84%	3,967	—	6.17%	3,669	—
Cash and short-term investments	4.73%	13,904	—	4.22%	11,701	12	4.69%	57,353	94	3.99%	42,411	163
Other investments	3.81%	5,187	415	7.33%	10,079	97,806	10.85%	59,998	11,053	10.53%	57,836	100,414

Total		204,506	$(51,628)		189,112	$116,720		824,653	$(62,220)		761,439	$111,865

Investment expenses		(6,680)			(6,098)			(25,580)			(24,753)

Net investment income		$197,826			$183,014			$799,073			$736,686

Gross realized gain			$11,854			$131,535			$41,863			$153,607
Gross realized loss			(21,997)			(14,005)			(55,899)			(40,932)
Other than temporary impairments on available for sale securities			(41,485)			(810)			(48,184)			(810)

Net realized (losses)			$(51,628)			$116,720			$(62,220)			$111,865

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items - (Note 1)

Income / (Expense) Items

(unaudited)

		For the Three Months Ended
		December 31,		September 30,		June 30,		March 31,		December 31,		September 30,		June 30,		March 31,
($ in millions, after-tax)		2007		2007		2007		2007		2006		2006		2006		2006
			Diluted		Diluted		Diluted		Diluted		Diluted		Diluted		Diluted		Diluted
		$	EPS	$	EPS	$	EPS	$	EPS	$	EPS	$	EPS	$	EPS	$	EPS
Assurant Solutions:
Closed block of extended service contracts	(a)	$—	$—	$—	—	$—	—	$—	—	$—	—	$5.4	0.04	$—	—	$—	—
Fees/(Expenses) from sale of US pre-need independent franchise	(a)(c)	$—	$—	$—	—	$3.5	0.03	$—	—	$—	—	$—	—	$(0.7)	(0.01)	$(1.3)	(0.01)
Loss from repriced/discontinued international product	(b)(c)	$—	$—	$(2.2)	(0.02)	$(4.4)	(0.04)	$—	—	$—	—	$—	—	$—	—	$—	—
Reconciliation of client commissions project	(c)	$3.8	$0.03	$0.6	0.01	$4.5	0.04	$—	—	$—	—	$—	—	$—	—	$—	—
Client related settlements	(a)	$(3.4)	$(0.03)	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—

Assurant Specialty Property:
Reconciliation of client commissions project	(c)	$5.9	$0.05	$2.3	0.02	$5.5	0.04	$—	—	$—	—	$—	—	$—	—	$—	—
Processing fees for the National Flood Insurance Program	(b)	$—	$—	$—	—	$—	—	$—	—	$—	—	$0.3	0.00	$1.3	0.01	$5.2	0.04
Catastrophe losses, net of reinsurance	(b)	$(22.2)	$(0.19)	$—	—	$—	—	$—	—	$—	—	$—	—	$(4.5)	(0.03)	$—	—
Client related settlements	(b)	$—	$—	$—	—	$—	—	$—	—	$5.5	0.04	$—	—	$—	—	$—	—

Assurant Health:
Legal related settlements	(c)	$2.5	$0.02	$—	—	$—	—	$—	—	$—	—	$2.6	0.02	$—	—	$—	—

Assurant Employee Benefits:
Change in administration of state specific contract provisions	(b)	$(2.1)	$(0.02)	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—

Assurant Corporate and Other:
Assurant Foundation funding	(c)	$—	$—	$—	—	$—	—	$—	—	$(3.3)	(0.03)	$—	—	$—	—	$—	—
Expenses related to SEC investigation	(c)	$(4.3)	$(0.04)	$(3.2)	(0.03)	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
Change in certain tax liabilities/receivables	(d)	$(6.4)	$(0.05)	$(0.6)	(0.01)	$2.9	0.02	$(5.8)	(0.05)	$(6.2)	(0.05)	$—	—	$—	—	$—	—

Statement of Operations line impact:

(a)	Fees and other income
(b)	Policyholder benefits
(c)	Selling, underwriting, general and administrative expenses
(d)	Income taxes